[Logo] M F S(R)
INVESTMENT MANAGEMENT                                          SEMIANNUAL REPORT
75 YEARS                                                       JUNE 30, 1999
WE INVENTED THE MUTUAL FUND(R)



                               [graphic omitted]



                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) GROWTH WITH
                              INCOME SERIES

MFS(R) GROWTH WITH INCOME SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS Investment Management(R)              Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           SHAREHOLDER SERVICE CENTER
Private investor and real estate consultant         MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial adviser.
John D. Laupheimer, Jr.*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    WORLD WIDE WEB
ASSISTANT TREASURERS                                www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

--------------------------------------------------------------------------------------------
NOT FDIC INSURED                       MAY LOSE VALUE                      NO BANK GUARANTEE
--------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
For the six months ended June 30, 1999, the Series provided a total return of 5.84% (including the reinvestment of any distributions). This compares to a 12.23% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance for the same period.

The Series seeks to provide growth of capital with less risk, or price volatility, than the overall market as represented by the S&P 500. We believe we can provide favorable long-term returns by taking this risk-adjusted approach rather than by overweighting sectors that may be showing strong performance in the short term. This strategy has resulted in an underweighting relative to the S&P 500 in technology and cyclicals, that is, companies whose businesses tend to improve during strong economic cycles. This is the primary reason for the Series' underperformance over the past six months.

Even though many technology stocks have performed well for over a year, we feel the price volatility of this sector relative to its long-term potential is too great for this portfolio. Meanwhile, stocks of cyclical companies such as chemicals performed quite well this spring, but they have since stalled out. That did not surprise us because we feel very few cyclical stocks have the potential to grow their earnings at the rate we're looking for. We prefer companies whose price-to-earnings ratios have been more favorable than that of the market as a whole. Therefore, the Series has large weightings in companies such as United Technologies, an aerospace, defense, and building-equipment company; Xerox, an office equipment company; AlliedSignal, an aerospace, automotive, and environmental-controls company; and Bell Atlantic, a telecommunications company.

One of the Series' best-performing sectors has been utilities and communications. The biggest positions in this sector are telecommunications companies, including Bell Atlantic, MCI WorldCom, Alltel Corp., SBC Communications, and Sprint's long-distance telephone group. Sales growth for these companies and for telecommunications companies in general has been very strong. The Internet has driven demand for telecommunications services, and both telecommunications equipment and service companies have performed well as a result.

Recent additions to the Series included Newell Rubbermaid. Newell bought Rubbermaid in the first quarter of this year, and we believe the combined company could have a near monopoly on a range of consumer staples, including Rolodexes. It also sells home products such as drapery, hardware, and kitchen accessories. Rubbermaid had a broad product line that was very popular, but its reputation for customer satisfaction was poor, while we feel Newell brings a strong customer orientation to the table.

Wells Fargo & Co., a California-based bank, is now among the Series' top 10 holdings. It acquired Norwest Corp., a Minnesota-based bank, last fall, bringing together two complementary financial services companies: one with good cost controls and another with, in our opinion, growth potential. The financial services industry has been a favorite for a long time, but we are slowly lowering our stake in this area. Most banks prefer to see interest rates go up so they can reprice loans and fee-based services quickly when they do. So far, however, there has been little indication that interest rates are going to go up enough to let the banks take these steps. Also, as the number of mergers continues to increase, there has been competition for market share but little real growth in the sector.

Going forward, we will continue to avoid stocks that we feel are expensive in relation to their earnings potential, and we will not pursue what we feel are short-term market trends. We believe this risk-adjusted approach should provide favorable long-term results.

    Respectfully,

/s/ John D. Laupheimer, Jr.

    John D. Laupheimer, Jr.
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

John D. Laupheimer, Jr., is Senior Vice President and Director of Equity Research of MFS Investment Management(R). He is also lead portfolio manager of Massachusetts Investors Trust, America's oldest mutual fund. He also manages MFS(R) Institutional Core Equity Fund, the Massachusetts Investors Trust Series offered through MFS(R)/Sun Life annuity products, and MFS(R) Growth with Income Series (part of MFS(R) Variable Insurance Trust(SM)).

Mr. Laupheimer joined the MFS Research Department in 1981 as a research analyst. He was named Investment Officer in 1983, Assistant Vice President in 1984, Vice President in 1986, portfolio manager in 1987, Senior Vice President in 1995, and Director of Equity Research in 1999. Mr. Laupheimer is a graduate of Boston University and the Sloan School of Management of the Massachusetts Institute of Technology. He is a Chartered Financial Analyst and a member of The Boston Security Analysts Society, Inc.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research
(SM), a company-oriented, bottom-up process of selecting securities.







This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks reasonable current income and long-term growth of capital and income.

Commencement of investment operations: October 9, 1995

Size: $365.3 million net assets as of June 30, 1999

PERFORMANCE SUMMARY

Because the Series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1999
                                                   6 Months              1 Year            3 Years              Life*
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                              +5.84%             +11.50%            +87.24%           +123.01%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --               +11.50%            +23.46%           + 24.02%
---------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Series' investment operations, October 9, 1995, through June 30, 1999.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF THE MORTALITY AND EXPENSE RISK CHARGES AND ADMINISTRATION FEES. PLEASE REFER TO THE ANNUITY PRODUCT'S ANNUAL REPORT FOR PERFORMANCE THAT REFLECTS THE DEDUCTION OF THE FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 1999

Stocks - 95.1%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 89.5%
  Aerospace - 4.4%
    AlliedSignal, Inc.                                                   69,565             $  4,382,595
    General Dynamics Corp.                                               22,508                1,541,798
    Lockheed-Martin Corp.                                                14,900                  555,025
    Raytheon Co., "A"                                                    30,300                2,086,913
    United Technologies Corp.                                           106,710                7,649,773
                                                                                            ------------
                                                                                            $ 16,216,104
--------------------------------------------------------------------------------------------------------
  Automotive - 1.0%
    Federal-Mogul Corp.                                                  33,820             $  1,758,640
    Ford Motor Co.                                                       22,730                1,282,824
    TRW, Inc.                                                            12,400                  680,450
                                                                                            ------------
                                                                                            $  3,721,914
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 5.2%
    Bank America Corp.                                                   47,870             $  3,509,469
    Chase Manhattan Corp.                                                   800                   69,300
    Comerica, Inc.                                                       12,874                  765,198
    Fleet Financial Group, Inc.                                           9,948                  441,443
    National City Corp.                                                  12,312                  806,436
    Northern Trust Corp.                                                 21,636                2,098,692
    PNC Bank Corp.                                                        8,500                  489,813
    State Street Corp.                                                   26,182                2,235,288
    US Bancorp                                                           86,564                2,943,176
    Wells Fargo Co.                                                     133,877                5,723,242
                                                                                            ------------
                                                                                            $ 19,082,057
--------------------------------------------------------------------------------------------------------
  Business Machines - 2.7%
    International Business Machines Corp.                                19,600             $  2,533,300
    Xerox Corp.                                                         124,370                7,345,603
                                                                                            ------------
                                                                                            $  9,878,903
--------------------------------------------------------------------------------------------------------
  Business Services - 1.7%
    Computer Sciences Corp.*                                             30,500             $  2,110,219
    DST Systems, Inc.*                                                   28,785                1,809,857
    First Data Corp.                                                     45,100                2,207,081
                                                                                            ------------
                                                                                            $  6,127,157
--------------------------------------------------------------------------------------------------------
  Chemicals - 0.2%
    E.I. du Pont de Nemours & Co., Inc.                                   5,249             $    358,572
    PPG Industries, Inc.                                                  5,100                  301,219
    Rohm & Haas Co.                                                       5,100                  218,663
                                                                                            ------------
                                                                                            $    878,454
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.9%
    Hewlett-Packard Co.                                                  33,400             $  3,356,700
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.8%
    Microsoft Corp.*                                                    113,804             $ 10,263,698
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.5%
    Sun Microsystems, Inc.*                                              28,900             $  1,990,488
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 2.2%
    BMC Software, Inc.*                                                  28,322             $  1,529,388
    Computer Associates International, Inc.                              71,688                3,942,840
    Oracle Corp.*                                                        67,141                2,492,610
                                                                                            ------------
                                                                                            $  7,964,838
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 6.4%
    Clorox Co.                                                           16,631             $  1,776,398
    Colgate-Palmolive Co.                                                27,632                2,728,660
    Gillette Co.                                                         80,404                3,296,564
    Newell Rubbermaid, Inc.                                              82,140                3,819,510
    Philip Morris Cos., Inc.                                             40,495                1,627,393
    Procter & Gamble Co.                                                 45,973                4,103,090
    Tyco International Ltd.                                              65,277                6,184,996
                                                                                            ------------
                                                                                            $ 23,536,611
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.5%
    Emerson Electric Co.                                                 44,850             $  2,819,944
    General Electric Co.                                                 48,291                5,456,883
    Honeywell, Inc.                                                       7,000                  811,125
                                                                                            ------------
                                                                                            $  9,087,952
--------------------------------------------------------------------------------------------------------
  Entertainment - 2.6%
    Disney (Walt) Co.                                                    73,890             $  2,276,736
    MediaOne Group, Inc.*                                                25,940                1,929,287
    Time Warner, Inc.                                                    69,330                5,095,755
                                                                                            ------------
                                                                                            $  9,301,778
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 3.5%
    American Express Co.                                                 11,900             $  1,548,488
    Associates First Capital Corp., "A"                                  66,520                2,947,667
    Citigroup, Inc.                                                      99,050                4,704,875
    Federal Home Loan Mortgage Corp.                                     58,038                3,366,204
    Goldman Sachs Group, Inc.*                                            3,200                  231,200
                                                                                            ------------
                                                                                            $ 12,798,434
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 4.1%
    Anheuser-Busch Cos., Inc.                                            72,200             $  5,121,687
    Bestfoods Co.                                                        26,170                1,295,415
    Coca-Cola Co.                                                        24,232                1,514,500
    Hershey Foods Corp.                                                   9,271                  550,466
    Interstate Bakeries Corp.                                            21,948                  492,458
    Nabisco Holdings Corp., "A"                                          13,400                  579,550
    PepsiCo., Inc.                                                       12,860                  497,521
    Quaker Oats Co.                                                      22,200                1,473,525
    Ralston-Ralston Purina Co.                                          115,462                3,514,375
                                                                                            ------------
                                                                                            $ 15,039,497
--------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.1%
    International Paper Co.                                               9,800             $    494,900
--------------------------------------------------------------------------------------------------------
  Insurance - 7.9%
    Allstate Corp.                                                       74,630             $  2,677,351
    American International Group, Inc.                                   25,970                3,040,113
    Chubb Corp.                                                          16,900                1,174,550
    CIGNA Corp.                                                          65,488                5,828,432
    Equitable Cos., Inc.                                                 18,730                1,254,910
    Hartford Financial Services Group, Inc.                              97,420                5,680,804
    Lincoln National Corp.                                               57,794                3,023,349
    MBIA, Inc.                                                           18,951                1,227,077
    Progressive Corp.                                                    25,517                3,699,965
    Torchmark Corp.                                                      32,508                1,109,335
                                                                                            ------------
                                                                                            $ 28,715,886
--------------------------------------------------------------------------------------------------------
  Manufacturing - 0.8%
    Danaher Corp.                                                        18,400             $  1,069,500
    Illinois Tool Works, Inc.                                            23,420                1,920,440
                                                                                            ------------
                                                                                            $  2,989,940
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 8.5%
    American Home Products Corp.                                         67,726             $  3,894,245
    Becton, Dickinson & Co.                                              32,100                  963,000
    Bristol-Myers Squibb Co.                                             79,702                5,614,010
    Johnson & Johnson Co.                                                44,623                4,373,054
    Merck & Co., Inc.                                                    31,718                2,347,132
    Pfizer, Inc.                                                         44,015                4,830,646
    Pharmacia & Upjohn, Inc.                                             67,410                3,829,731
    Schering Plough Corp.                                                41,600                2,204,800
    Warner-Lambert Co.                                                   44,921                3,116,394
                                                                                            ------------
                                                                                            $ 31,173,012
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.7%
    Fresenius National Medical Care, Inc.*                                  100             $          2
    Guidant Corp.                                                        66,080                3,398,990
    HEALTHSOUTH Corp.*                                                   49,870                  744,933
    Medtronic, Inc.                                                      41,420                3,225,582
    United HealthCare Corp.                                              38,135                2,388,204
                                                                                            ------------
                                                                                            $  9,757,711
--------------------------------------------------------------------------------------------------------
  Oils - 2.9%
    Chevron Corp.                                                        15,790             $  1,503,011
    Exxon Corp.                                                          64,607                4,982,815
    Mobil Corp.                                                          38,051                3,767,049
    USX-Marathon Group                                                   11,929                  388,438
                                                                                            ------------
                                                                                            $ 10,641,313
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.6%
    Gannett Co., Inc.                                                    27,069             $  1,932,050
    New York Times Co.                                                   37,000                1,362,062
    Tribune Co.                                                          27,001                2,352,462
                                                                                            ------------
                                                                                            $  5,646,574
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.4%
    McDonald's Corp.                                                    119,920             $  4,954,195
--------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.2%
    Carnival Corp.                                                       14,200             $    688,700
--------------------------------------------------------------------------------------------------------
  Stores - 5.3%
    CVS Corp.                                                            76,376             $  3,876,082
    Dayton Hudson Corp.                                                  37,630                2,445,950
    Home Depot, Inc.                                                     35,306                2,275,030
    Nordstrom, Inc.                                                      33,310                1,115,885
    Office Depot, Inc.*                                                  55,324                1,220,586
    Rite Aid Corp.                                                       42,257                1,040,579
    TJX Cos., Inc.                                                       92,820                3,092,066
    Wal-Mart Stores, Inc.                                                89,864                4,335,938
                                                                                            ------------
                                                                                            $ 19,402,116
--------------------------------------------------------------------------------------------------------
  Supermarkets - 3.2%
    Albertsons, Inc.                                                     52,191             $  2,691,098
    Kroger Co.*                                                         155,204                4,336,012
    Safeway, Inc.*                                                       96,490                4,776,255
                                                                                            ------------
                                                                                            $ 11,803,365
--------------------------------------------------------------------------------------------------------
  Telecommunications - 9.4%
    Alltel Corp.                                                         60,170             $  4,302,155
    Ameritech Corp.                                                      26,570                1,952,895
    Bell Atlantic Corp.                                                 108,040                7,063,115
    Cisco Systems, Inc.*                                                 41,006                2,642,324
    MCI WorldCom, Inc.*                                                  69,694                5,998,040
    Motorola, Inc.                                                       36,500                3,458,375
    Nortel Networks Corp.                                                11,100                  963,619
    SBC Communications, Inc.                                             80,080                4,644,640
    Sprint Corp.                                                         47,628                2,515,353
    Sprint Corp. (PCS Group)                                             11,487                  656,195
                                                                                            ------------
                                                                                            $ 34,196,711
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.6%
    CMS Energy Corp.                                                     26,940             $  1,128,112
    Duke Energy Corp.                                                    32,500                1,767,187
    FirstEnergy Corp.                                                    35,150                1,089,650
    GPU, Inc.                                                            25,230                1,064,391
    New Century Energies, Inc.                                           14,802                  574,503
    NiSource, Inc.                                                       38,900                1,004,106
    Peco Energy Co.                                                      34,610                1,449,294
    Pinnacle West Capital Corp.                                          33,935                1,365,884
    Texas Utilities Co.                                                  57,817                2,384,951
    Unicom Corp.                                                         29,109                1,122,516
                                                                                            ------------
                                                                                            $ 12,950,594
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.0%
    Coastal Corp.                                                        14,600             $    584,000
    Columbia Energy Group                                                45,964                2,881,368
                                                                                            ------------
                                                                                            $  3,465,368
--------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.2%
    BellSouth Corp.                                                      18,804             $    881,438
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $327,006,408
--------------------------------------------------------------------------------------------------------

Foreign Stocks - 5.6%
  Canada - 0.6%
    Canadian National Railway Co. (Railroads)                            32,281             $  2,162,827
--------------------------------------------------------------------------------------------------------
  France - 0.2%
    Axa (Insurance)                                                       4,700             $    572,968
--------------------------------------------------------------------------------------------------------
  Germany - 0.8%
    HypoVereinsbank (Banks and Credit Cos.)                               6,700             $    434,974
    Mannesmann AG (Conglomerate)                                         18,000                2,689,604
                                                                                            ------------
                                                                                            $  3,124,578
--------------------------------------------------------------------------------------------------------
  Japan - 0.2%
    AFLAC, Inc. (Insurance)                                              16,000             $    766,000
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.2%
    Wolters Kluwer NV (Publishing)                                       14,800             $    588,705
--------------------------------------------------------------------------------------------------------
  Sweden - 0.4%
    Ericsson LM, ADR (Telecommunications)                                45,000             $  1,482,188
--------------------------------------------------------------------------------------------------------
  Switzerland - 0.3%
    Nestle S.A. (Food and Beverage Products)                                595             $  1,072,041
--------------------------------------------------------------------------------------------------------
  United Kingdom - 2.9%
    BP Amoco PLC, ADR (Oils)                                             57,634             $  6,253,289
    Rentokil Initial PLC (Environmental Services)                       138,060                  535,253
    Reuters Group PLC (Business Services)                               121,780                1,601,616
    Reuters Group PLC, ADR (Business Services)                           13,790                1,117,852
    Zeneca Group PLC (Medical and Health Products)                       29,500                1,140,448
                                                                                            ------------
                                                                                            $ 10,648,458
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 20,417,765
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $305,098,185)                                                $347,424,173
--------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks - 0.3%
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    Reliant Energy, Inc., 7.00%                                           6,705             $    799,571
    Texas Utilities Co., 3.315%                                           5,700                  251,513
                                                                                            ------------
                                                                                            $  1,051,084
--------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $737,118)                              $  1,051,084
--------------------------------------------------------------------------------------------------------

Convertible Bonds - 0.1%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.1%
    Bell Atlantic Financial Services, Inc., 4.25s, 2005##
      (Identified Cost, $489,085)                                    $      438             $    447,855
--------------------------------------------------------------------------------------------------------
Short-Term Obligations - 4.1%
--------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 7/23/99                    $   11,840             $ 11,804,835
    General Electric Capital Corp., due 7/01/99                           3,195                3,195,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $ 14,999,835
--------------------------------------------------------------------------------------------------------
Other Short-Term Obligations - 6.9%
--------------------------------------------------------------------------------------------------------
                                                                         SHARES
--------------------------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio, at Cost            24,967,671             $ 24,967,671
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $346,291,894)                                           $388,890,618
Other Assets, Less Liabilities - (6.5)%                                                      (23,625,119)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $365,265,499
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
JUNE 30, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $346,291,894)            $388,890,618
  Cash                                                                    9,357
  Receivable for Series shares sold                                   2,796,394
  Receivable for investments sold                                     2,795,488
  Dividends and interest receivable                                     283,767
  Deferred organization expenses                                          2,339
  Other assets                                                            1,530
                                                                   ------------
      Total assets                                                 $394,779,493
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  4,406,456
  Payable for Series shares reacquired                                   73,278
  Collateral for securities loaned, at value                         24,967,671
  Payable to affiliates --
    Management fee                                                        7,372
    Shareholder servicing agent fee                                         110
    Administrative fee                                                      155
  Accrued expenses and other liabilities                                 58,952
                                                                   ------------
      Total liabilities                                            $ 29,513,994
                                                                   ------------
Net assets                                                         $365,265,499
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $315,264,545
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     42,593,458
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                 6,590,087
  Accumulated undistributed net investment income                       817,409
                                                                   ------------
      Total                                                        $365,265,499
                                                                   ============
Shares of beneficial interest outstanding                           17,280,564
                                                                    ==========

Net asset value per share
  (net assets / shares of beneficial interest outstanding)            $21.14
                                                                      ======
See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                      $  1,783,535
    Interest                                                            344,293
    Foreign taxes withheld                                              (10,555)
                                                                   ------------
      Total investment income                                      $  2,117,273
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,108,445
    Trustees' compensation                                                1,123
    Shareholder servicing agent fee                                      51,617
    Administrative fee                                                   22,161
    Custodian fee                                                        52,343
    Printing                                                             39,460
    Auditing fees                                                        15,504
    Legal fees                                                            1,502
    Amortization of organization expenses                                   911
    Miscellaneous                                                        11,295
                                                                   ------------
      Total expenses                                               $  1,304,361
    Fees paid indirectly                                                 (6,196)
                                                                   ------------
      Net expenses                                                 $  1,298,165
                                                                   ------------
        Net investment income                                      $    819,108
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $  7,156,751
    Foreign currency transactions                                        (4,161)
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $  7,152,590
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ 10,736,456
    Translation of assets and liabilities in foreign currencies          (5,631)
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $ 10,730,825
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $ 17,883,415
                                                                   ------------
          Increase in net assets from operations                   $ 18,702,523
                                                                   ============

See notes to financial statements

FINANCIAL STATEMENTS - continued
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                   YEAR ENDED
                                                            JUNE 30, 1999            DECEMBER 31, 1998
                                                              (UNAUDITED)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $    819,108                 $  1,008,353
  Net realized gain on investments and foreign currency
    transactions                                                7,152,590                      781,320
  Net unrealized gain on investments and foreign
    currency translation                                       10,730,825                   26,597,781
                                                             ------------                 ------------
    Increase in net assets from operations                   $ 18,702,523                 $ 28,387,454
                                                             ------------                 ------------
Distributions declared to shareholders -
  From net investment income                                 $ (1,007,248)                $    --
  From net realized gain on investments and foreign
    currency transactions                                      (1,209,006)                     --
                                                             ------------                 ------------
      Total distributions declared to shareholders           $ (2,216,254)                $    --
                                                             ------------                 ------------
Net increase in net assets from Series share
  transactions                                               $104,468,963                 $157,877,743
                                                             ------------                 ------------
      Total increase in net assets                           $120,955,232                 $186,265,197
Net assets:
  At beginning of period                                      244,310,267                   58,045,070
                                                             ------------                 ------------
  At end of period (including accumulated undistributed
    net investment income of $817,409 and $1,005,549,
    respectively)                                            $365,265,499                 $244,310,267
                                                             ============                 ============

See notes to financial statements

FINANCIAL STATEMENTS - continued
Financial Highlights
-------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                   SIX  MONTHS ENDED   -------------------------------------     DECEMBER 31,
                                       JUNE 30, 1999          1998          1997         1996            1995*
                                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period         $20.11        $16.44        $12.98       $10.61          $10.00
                                              ------        ------        ------       ------          ------
Income from investment operations# -
  Net investment income(S)                    $ 0.06        $ 0.13        $ 0.16       $ 0.18          $ 0.05
  Net realized and unrealized gain on
    investments and foreign currency            1.12          3.54          3.70         2.42            0.61
                                              ------        ------        ------       ------          ------
      Total from investment operations        $ 1.18        $ 3.67        $ 3.86       $ 2.60          $ 0.66
                                              ------        ------        ------       ------          ------
Less distributions declared to shareholders -
  From net investment income                  $(0.07)       $ --          $(0.07)      $(0.09)         $(0.05)
  From net realized gain on
    investments and foreign currency
    transactions                               (0.08)         --           (0.29)       (0.13)           --
  In excess of net realized gain on
    investments and foreign currency            --            --           (0.04)       (0.01)           --
                                              ------        ------        ------       ------          ------
      Total distributions declared to
        shareholders                          $(0.15)       $  --         $(0.40)      $(0.23)         $(0.05)
                                              ------        ------        ------       ------          ------
Net asset value - end of period               $21.14        $20.11        $16.44       $12.98          $10.61
                                              ======        ======        ======       ======          ======
Total return                                   5.84%++      22.32%        29.78%       24.46%           6.64%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                  0.88%+         0.95%         1.00%        1.01%          1.00%+
  Net investment income                       0.55%+         0.73%         0.93%        1.52%          2.20%+
Portfolio turnover                               27%           57%           42%          41%              2%
Net assets at end of period (000
  omitted)                                  $365,265      $244,310       $58,045       $9,174            $365

(S) Prior to October 2, 1998, subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and ratios would have been:
      Net investment income (loss)               --         $ 0.14        $ 0.13       $ 0.05         $(0.41)
      Ratios (to average net assets):
        Expenses##                               --          0.88%         1.10%        2.07%         21.44%+
        Net investment income (loss)             --          0.80%         0.82%        0.46%       (18.24)%+
 * For the period from the commencement of the Series' investment operations, October 9, 1995, through
   December 31, 1995.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian. The Series' expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Growth with Income Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is comprised of the following 15 series: MFS(R) Bond Series, MFS(R) Capital Opportunities Series (formerly MFS(R) Value Series), MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Global Equity Series, MFS(R) Global Governments Series (formerly MFS(R) World Governments Series), MFS(R) Growth Series, MFS Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, and MFS(R) Utilities Series. The Series is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1999, there were 52 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Security Loans - The Series may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Series. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Series with indemnification against Borrower default. The Series bears the risk of loss with respect to the investment of cash collateral.

At June 30, 1999, the value of securities loaned was $24,448,175. These loans were collateralized by cash of $24,967,671. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Series and State Street in its capacity as lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Series' average daily net assets.

Each Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated 175,169,069 and $76,293,308, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $346,291,894
                                                                   ------------
Gross unrealized appreciation                                        47,861,383
Gross unrealized depreciation                                      $ (5,262,659)
                                                                   ------------
  Net unrealized appreciation                                      $ 42,598,724
                                                                   ============

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                     SIX MONTHS ENDED JUNE 30, 1999         YEAR ENDED DECEMBER 31, 1998
                                     ------------------------------       ------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            6,876,460       $139,834,170       10,781,895       $197,503,394
Shares issued to shareholders
  in reinvestment of distributions       106,154          2,216,254         --                --
Shares reacquired                     (1,848,099)       (37,581,461)      (2,166,542)       (39,625,651)
                                      ----------       ------------       ----------       ------------
    Net increase                       5,134,515       $104,468,963        8,615,353       $157,877,743
                                      ==========       ============       ==========       ============

(6) Line of Credit
The Series and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the six months ended June 30, 1999, was $1,202. The Series had no significant borrowings during the period.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                 VGI-3 8/99 56M